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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) December 14, 2005

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware    19898
(Address of principal executive offices)

Registrant's telephone number, including area code:    (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Principal Officers; Election of New Directors; Appointment of Principal Officers.

(d)	New Director.

               On December 14, 2005, the Board of Directors, upon recommendation of the Corporate Governance Committee, elected Thère du Pont as a new director, effective January 1, 2006. A copy of the press release announcing Mr. du Pont's election is attached as Exhibit 99.1.

               At the present time, Mr. du Pont has not been named to any committee of the board of directors and it is premature to state which committee(s), if any, Mr. du Pont may expect to be named in the future.

               There is no arrangement or understanding between Mr. du Pont and any other person pursuant to which Mr. du Pont was elected as a director of the Company. There are no transactions in which Mr. du Pont has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

               The following exhibit is being furnished, not filed, pursuant to Item 5.02 of Form 8-K:

               99.1 Press release, dated December 14, 2005, entitled "Thère du Pont Elected to DuPont Board of Directors".

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EXHIBIT 99.1

Thère du Pont Elected To DuPont Board of Directors

               WILMINGTON, Del., December 14, 2005 -- DuPont today announced that Thère du Pont, president of Wawa Inc., has been elected to its board of directors, effective January 1, 2006.

               Since 1993, du Pont, 39, has served in key leadership positions with Wawa Inc., a privately held chain and leading retailer of fuel and fresh perishable products with more than 540 stores located in Pennsylvania, New Jersey, Delaware, Maryland and Virginia. Wawa consistently ranks among Forbes' top 100 privately held companies. du Pont received a bachelor of science degree in mechanical engineering and a masters in business administration from Stanford University.

               "We are very pleased that Thère is joining our board," said Charles O. Holliday, Jr., chairman and chief executive officer of DuPont. "We welcome Thère's strong experience and expertise in business management, consumer marketing and supply chain management. As a member of the du Pont family, he will bring valuable perspectives to our board."

               "I share DuPont's values and am honored to be named to their board. I'm proud to be associated with a company known the world over for its commitment to excellence and innovation," du Pont said.

               DuPont is a science company. Founded in 1802, DuPont puts science to work by creating sustainable solutions essential to a better, safer, healthier life for people everywhere. Operating in more than 70 countries, DuPont offers a wide range of innovative products and services for markets including agriculture, nutrition, electronics, communications, safety and protection, home and construction, transportation and apparel.

# # #

12/14/05

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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ D. B. Smith
D. B. Smith
Vice President & Controller

December 15, 2005

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